                                                               EXHIBIT (a)(1)(B)


                              LETTER OF TRANSMITTAL

                                    TO TENDER

              7 1/2 % CONVERTIBLE SUBORDINATED DEBENTURES DUE 2004

                                       OF

                                 SHOLODGE, INC.

          PURSUANT TO THE PURCHASE OFFER STATEMENT DATED JULY 31, 2003

                        The Depositary for the Offer is:


                                  SUNTRUST BANK



By Registered or Certified Mail:         By Facsimile Transmission:            By Hand or Overnight Delivery:
                                         (For Eligible Institutions Only)
SunTrust Bank                            (615) 748-5331                        SunTrust Bank
424 Church Street                                                              424 Church Street
Nashville, Tennessee 37219                                                     Nashville, Tennessee 37219
Attn: Corporate Trust                                                          Attn: Corporate Trust

                                         To Confirm by Telephone or For
                                         Information Call:
                                         (615) 748-4559


THIS OFFER, WITHDRAWAL RIGHTS AND THE PRORATION PERIOD WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON AUGUST 27, 2003, UNLESS EXTENDED (SUCH TIME AND DATE, AS IT MAY BE EXTENDED, THE "EXPIRATION DATE") OR EARLIER TERMINATED. HOLDERS OF NOTES MUST TENDER THEIR NOTES ON OR PRIOR TO THE EXPIRATION DATE TO RECEIVE THE TENDER OFFER CONSIDERATION.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FAX NUMBER OTHER THAN AS LISTED ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

By execution hereof, the undersigned acknowledges receipt of the Purchase Offer Statement dated July 31, 2003 (as the same may be amended from time to time, the "Purchase Offer") of ShoLodge, Inc., a Tennessee corporation (the "Company"), and this Letter of Transmittal and instructions thereto (the "Letter of Transmittal"), which together constitute the offer to purchase (the "Offer") by the Company, for cash, up to $7,000,000 (aggregate principal amount) of the Company's 7 1/2 % Convertible Subordinated Debentures due 2004 (the "Notes") at a price of $730 per $1,000 principal amount, upon the terms and subject to the conditions set forth in the Purchase Offer.

Capitalized terms used herein and not defined shall have the meaning ascribed to them in the Purchase Offer.


THE INSTRUCTIONS CONTAINED HEREIN AND IN THE PURCHASE OFFER SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETE.

This Letter of Transmittal is to be completed by a Holder if (i) certificates representing Notes are to be physically delivered to the Depositary herewith by such Holder or (ii) tender of Notes is to be made by book-entry transfer to the Depositary's account at DTC pursuant to the procedures set forth under the capital "The Offers - Book-Entry Delivery of the Notes" and instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP").

Holders of Notes who are tendering by book-entry transfer to the Depositary's account at DTC can execute their tender through ATOP. DTC participants that are accepting the Offer may transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Depositary's account at DTC. DTC will then send an Agent's Message to the Depositary for acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Offer in lieu of execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. Accordingly, THIS LETTER OF TRANSMITTAL NEED NOT BE COMPLETED BY A HOLDER TENDERING THOUGH ATOP.

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Purchase Offer or this Letter of Transmittal may be directed to Richard L. Johnson, Executive Vice President of ShoLodge, Inc. See Instruction 11 below.

                                 TENDER OF NOTES



     [ ] CHECK HERE IF CERTIFICATES REPRESENTING TENDERED NOTES ARE ENCLOSED HEREWITH.

     [ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:

          Name of Tendering Institution:
                                        --------------------------------------

          Account Number:
                          ----------------------------------------------------

          Transaction Code Number:
                                  --------------------------------------------

     [ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

          Name of Registered Holder(s):
                                       ---------------------------------------

          Window Ticket No. (if any):
                                     -----------------------------------------

          Date of Execution of Notice of Guaranteed Delivery:
                                                             -----------------
          Name of Eligible Institution that Guaranteed Delivery:
                                                                --------------
          If Delivered by Book-Entry Transfer:
                                              --------------------------------
          Name of Tendering Institution:
                                        --------------------------------------
          Account Number with DTC:
                                  --------------------------------------------
          Transaction Code Number:
                                  --------------------------------------------

List below the Notes to which this Letter of Transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. No alternative, conditional or contingent tenders will be accepted.

         DESCRIPTION OF NOTES


Name(s) and Address(es) of Registered Holder(s) or
Name of DTC Participant and Participant's DTC
Account Number in which Notes are Held                                     Aggregate
(Please fill in blank)                                Certificate          Principal Amount     Principal Amount
                                                      Numbers*             Represented          Tendered**
                                                      ----------------     ------------------   --------------------

                                                      ----------------     ------------------   --------------------

                                                      ----------------     ------------------   --------------------

                                                      ----------------     ------------------   --------------------

                                                      ----------------     ------------------   --------------------

TOTAL PRINCIPAL AMOUNT OF NOTES TENDERED

     *    Need not be completed by Holders tendering book-entry transfer.

     ** Unless otherwise specified, it will be assumed that the entire aggregate principal amount represented by the Notes described above is being tendered.

The name(s) and address(es) of the registered Holder(s) should be printed exactly as they appear on the certificate(s) representing Notes tendered hereby or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of the Notes.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to ShoLodge, Inc., a Tennessee corporation (the "Company"), upon the terms and subject to the conditions set forth in its Purchase Offer Statement dated July 31, 2003 (the "Purchase Offer"), receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal, the principal amount of Notes indicated in the table above entitled "Description of Notes" under the column heading "Principal Amount Tendered" (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Notes described in such table). The undersigned acknowledges and agrees that the tender of Notes made hereby may not be withdrawn, except in accordance with the procedures set forth in the Purchase Offer. Terms used herein and not defined herein shall have the meanings ascribed to them in the Purchase Offer.

Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Notes tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all of the Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company) with respect to such Notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) present such Notes and all evidences of transfer and authenticity to, or transfer ownership of such Notes on the account books maintained by DTC to, or upon the order of, the Company (ii) present such Notes for transfer of ownership on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes.

The undersigned acknowledges and agrees that a tender of Notes pursuant to any of the procedures described in the Purchase Offer and in the instructions hereto and an acceptance of such Notes by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. For purposes of the Offer, the undersigned understands that validly tendered Notes (or defectively tendered Notes with respect to which the Company has, or has caused to be, waived such defect) will be deemed to have been accepted if, as and when the Company gives oral or written notice thereof to the Depositary.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby and that when such tendered Notes are accepted for purchase and payment by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

The undersigned understands that, under certain circumstances and subject to certain conditions of the Offer (each of which the Company may waive) set forth in the Purchase Offer, the Company may not be required to accept for purchase any of the Notes tendered (including any Notes tendered after the Expiration
Date). Any Notes not accepted for purchase will be returned promptly to the undersigned at the address set forth above unless otherwise indicated under "A. Special Issuance/Delivery Instructions" below.

The undersigned understands that the delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawal of Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding.

Unless otherwise indicated herein under "A. Special Issuance/Delivery Instructions," the undersigned hereby request(s) that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and delivered to, the undersigned (and in the case of Notes tendered by book-entry transfer, by credit to the account of DTC). Unless otherwise indicated herein under "B. Special Payment Instructions," the undersigned hereby request(s) that any checks for payment to be made in respect of the Notes tendered hereby be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated.



                    A. SPECIAL ISSUANCE/DELIVERY INSTRUCTIONS
                        (See Instructions 2, 3, 6 and 8)

To be completed ONLY if Notes in a principal amount not tendered or not accepted for purchase are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or sent to an address different from that shown in the box entitled "Description of Notes" within this Letter of Transmittal, or if Notes tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at DTC other than the one designated above.

Name:
     --------------------------------------------------------------------------
                                  (please print)

Address:
        -----------------------------------------------------------------------
                                (include zip code)

                         ------------------------------
                 (Tax identification or Social Security Number)
                        (See Substitute Form W-9 herein)


                         ------------------------------
                  SIGNATURE GUARANTEE (See Instruction 2 below)
              Certain Signatures Must be Guaranteed by a Medallion
                              Signature Guarantor.


                         ------------------------------
                     (Name of Medallion Signature Guarantor)


        -----------------------------------------------------------------
          (Address, including zip code and telephone number, including area code of Firm):


                         ------------------------------
                             (Authorized Signature)


                         ------------------------------
                                 (Printed Name)

                         B. SPECIAL PAYMENT INSTRUCTIONS
                           (See Instructions 2 and 8)

To be completed ONLY if payment is to be made in the name of someone other than the person(s) whose signature(s) appears within this Letter of Transmittal or sent to an address different from that shown in the box entitled "Description of Notes" within this Letter of Transmittal.

Name:
     --------------------------------------------------------------------------


Address:
        -----------------------------------------------------------------------
                                (include zip code)


                         ------------------------------
                 (Tax Identification of Social Security Number)
                           (See Substitute W-9 herein)

                         PLEASE COMPLETE AND SIGN BELOW

         (TO BE COMPLETED BY ALL TENDERING HOLDERS OF NOTES REGARDLESS OF WHETHER NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH, UNLESS AN AGENT'S MESSAGE IS DELIVERED IN CONNECTION WITH A BOOK-ENTRY TRANSFER OF SUCH NOTES)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the principal amount of the Notes listed in the box above labeled "Description of Notes" under the column heading "Principal Amount Tendered" (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Notes described in such box).

This Letter of Transmittal must be signed by the registered Holder(s) exactly as the name(s) appear(s) on certificate(s) representing Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of such Notes. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporation or others acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 3.

Dated:                     , 2003
      ---------------------

Signature:
          --------------------------------------------------------------------
Name(s):
          --------------------------------------------------------------------
                                 (please print)
Capacity:
          --------------------------------------------------------------------
Address:
          --------------------------------------------------------------------
                               (include zip code)


Area Code and Telephone Number:
                               -----------------------------------------------
Tax Identification or Social Security Number:
                                             ---------------------------------
                                             (Complete accompanying Substitute
                                              Form W-9)

                          Medallion Signature Guarantee
                    (If Required - See Instructions 2 and 3)

Authorized Signature:
                     ---------------------------------------------------------
Print Name and Title:
                     ---------------------------------------------------------
Name of Firm:
             -----------------------------------------------------------------
                                [Place Seal Here]

Address:
        ----------------------------------------------------------------------
                               (include zip code)


Dated:                     , 2003
         ------------------

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

         1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND NOTES OR BOOK-ENTRY CONFIRMATIONS; GUARANTEED DELIVERY PROCEDURES, WITHDRAWAL OF TENDER. To tender Notes in the Offer, physical delivery of the Notes or a confirmation of any book-entry transfer into the Depositary's account with DTC of Notes tendered electronically, as well as a properly completed and duly executed copy (or facsimile) of this Letter of Transmittal with any required signature guarantees (or Agent's Message (as defined below) in connection with a book-entry transfer), and any other documents required by this Letter of Transmittal must be received by the Depositary at its address set forth herein at or prior to 12:00 Midnight., New York City time, on the Expiration Date. The method of delivery of this Letter of Transmittal, Notes and all other required documents to the Depositary is at the election and risk of the tendering Holder(s). If such delivery is by mail, it is suggested that Holders use properly insured registered mail, return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Depositary at or prior to such time. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Depositary. This Letter of Transmittal and Notes should be sent only to the Depositary and not to the Company.

         The term "Agent's Message" means a message transmitted by DTC to, and received by, the Depositary and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Notes, that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and the Company may enforce such agreement against the participant.

         If Holders desire to tender Notes pursuant to the Offer and (i) such Notes are nor lost, but are not immediately available, (ii) time will not permit this Letter of Transmittal, such Notes or other required documents to reach the Depositary at or prior to 12:00 Midnight, New York City time, on the Expiration Date, or (iii) the procedures for book-entry transfer cannot be completed at or prior to 12:00 Midnight, New York City time, on the Expiration Date, such Holders may effect a tender of such Notes in accordance with the guaranteed delivery procedures set forth in the Purchase Offer under the caption "The Offer
- Guaranteed Delivery.

         Pursuant to the guaranteed delivery procedures:

         (a) such tender must be made by or through an Eligible Institution (defined as an institution that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or is a commercial bank or trust company having an office in the United States);

         (b) at or prior to 12:00 Midnight, New York City time, on the Expiration Date, the Depositary must have received from such Eligible Institution, at the address of the Depositary set forth herein, a properly completed and duly executed Notice of Guaranteed Delivery (by mail, hand delivery or facsimile), substantially in the form provided by the Company, setting forth the name(s) and address(es) of the Holder(s), a description of the Notes and the principal amount of Notes being tendered and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of the Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal, or a facsimile thereof, with any required signature guarantees or an Agent's Message, together with the Notes (or confirmation of book-entry transfer of such Notes into the Depositary's account with DTC as described above) and any other documents required by this Letter of Transmittal and the instructions hereto will be deposited by such Eligible Institution with the Depositary; and

         (c) this Letter of Transmittal, or facsimile hereof, properly completed and duly executed, with any required signature guarantees, or an Agent's Message, and all physically delivered Notes in proper form (or confirmation of book-entry transfer of such Notes into the Depositary's account with DTC as described above, including an Agent's Message in connection therewith) and all other required documents must be received by the Depositary within three New York Stock Exchange trading days after the date of the Notice of Guaranteed Delivery.

Tenders of Notes may be withdrawn at any time prior to the Expiration Date and, unless accepted by the Company, any time after 40 business days after the date of the Purchase Offer by written notice of withdrawal received by the

Depositary, delivered by mail or facsimile, which notice must be received by the Depositary at its address set forth herein at or prior to 12:00 Midnight, New York City time, on the Expiration Date. To be effective, notice of withdrawal of tendered Notes must (i) be received by the Depositary at or prior to 12:00 Midnight, New York City time, on the Expiration Date at its address set forth herein, (ii) describe the Notes to be withdrawn, (iii) specify the name of the person who deposited the Notes to be withdrawn (the "Depositor"), the name in which the Notes are registered (or, if tendered by book entry transfer, the name of the participant in DTC whose name appears on a security position listing as the owner of such Notes) if different from that of the Depositor, (iv) contain the certificate numbers shown on the Notes, (v) state the principal amount of Notes to be withdrawn and (vi) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantee(s)) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Notes. If the Notes have been delivered or otherwise identified (through confirmation of book-entry transfer of such Notes) to the Depositary, the name of the Holder and the Notes withdrawn must also be furnished to the Depositary as aforesaid prior to the physical release of the withdrawn Notes (or, in the case of Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited with withdrawn Notes).

         2. SIGNATURE GUARANTEES. No signature guarantee is required if: (i) this Letter of Transmittal is signed by the registered holder(s) of the Notes tendered herewith (or by a participant in DTC whose name appears on a security position listing as the owner of the Notes) and the payments for the Notes to be purchased or any Notes for principal amounts not tendered or not accepted for purchase are to be issued, directly to such registered holder(s), (or, if signed by a participant in DTC, and Notes for principal amounts not tendered or not accepted for purchase are to be credited to such participant's account at DTC) and neither the "Special Issuance/Delivery Instructions" box nor the "Special Payment Instructions" box of this Letter of Transmittal has not been completed; or (ii) such Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on Letters of Transmittal must be guaranteed by a Medallion Signature Guarantor (defined as a recognized participant in the Securities Transfer Agents Medallion Program).

         3. SIGNATURES ON LETTER OF TRANSMITTAL, INSTRUMENTS OF TRANSFER AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered Holders of the Notes tendered hereby, the signatures must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of such Notes.

If any of the Notes tendered hereby are registered in the name of two of more Holders, all such Holders must sign this Letter of Transmittal. If any of the Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letter of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any Notes or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting as a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority to so act must be submitted.

When this Letter of Transmittal is signed by the registered Holders of the Notes tendered hereby, no endorsements of the Notes or separate instruments of transfer are required unless payment is to be made, or Notes not tendered or purchased are to the issued, to a person other than the registered Holders, in which case signatures on such Notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

IF THIS LETTER OF TRANSMITTAL IS SIGNED OTHER THAN BY THE REGISTERED HOLDERS OF THE NOTES TENDERED HEREBY, SUCH NOTES MUST BE ENDORSED OR ACCOMPANIED BY APPROPRIATE INSTRUMENTS OF TRANSFER, IN ANY CASE SIGNED EXACTLY AS THE NAME OR NAMES OF THE REGISTERED HOLDERS APPEAR ON THE NOTES AND SIGNATURES ON SUCH NOTES OR INSTRUMENTS OF TRANSFER ARE REQUIRED AND MUST BE GUARANTEED BY A

MEDALLION SIGNATURE GUARANTOR, UNLESS THE SIGNATURE IS THAT OF AN ELIGIBLE INSTITUTION.

         4. DELIVERY OF LETTER OF TRANSMITTAL AND NOTE CERTIFICATES. This Letter of Transmittal is to be used if (i) certificates evidencing Notes are to be forwarded herewith or (ii) Notes are to be delivered by book-entry transfer pursuant to the procedure set forth under the caption "The Offer - Book-Entry Delivery of the Notes." Certificates evidencing all physically tendered Notes or a confirmation of a book-entry transfer into the Depositary's account at DTC of all Notes delivered by book-entry transfer as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and any other documents requested by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein, prior to 12:00 Midnight, New York City time, on the Expiration Date. If certificates evidencing Notes are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

         No alternative conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or a manually signed facsimile hereof), waive any right to receive any notice of the acceptance of their Notes for purchase.

         5. INADEQUATE SPACE. If the space provided under "Description of Notes" is inadequate, the information should be continued on a separate signed list and attached to this Letter of Transmittal.

         6. PARTIAL TENDERS AND UNPURCHASED NOTES (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If only a portion (in an integral multiple of $1,000 only) of the principal amount of any Note is to be tendered, fill in the portion of the principal amount of such Note to be tendered in the column entitled "Principal Amount Tendered." If the tendered portion of the Note so tendered is purchased, the Note will be split into two Notes (in denominations of $1,000 or an integral multiple thereof), the aggregate principal amount of which will equal the principal amount of such original Note. The Depositary will then return to the tendering Holder a new Note, in the principal amount of the portion of such original Note not tendered and purchased, unless otherwise specified in the "A. Special Issuance/Delivery Instructions" box in this Letter of Transmittal. The entire principal amount evidenced by a certificate for Notes will be deemed tendered unless otherwise indicated.

         7. TRANSFER TAXES. Except as set forth in this Instruction 7, the Company will pay or cause to be paid any transfer taxes with respect to the transfer and sale of the Notes to it, or to its order, pursuant to the Offer. If payment is to be made to, or if Notes not tendered or purchased are to be registered in the name of, any persons other than the registered owners, or if tendered Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered Holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

         8. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If payment for any Notes tendered hereby is to be made, or certificates evidencing Notes not tendered or not purchased is (are) to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if payment in the name of the person(s) signing this Letter of Transmittal or any such certificate is to be sent to someone other than the persons(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Notes" on this Letter of Transmittal, the appropriate boxes captioned "A. Special Issuance/Delivery Instructions" and "B. Special Payment Instructions" on this Letter of Transmittal must be completed.

         9. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the validity, form, eligibility (including time of receipt), acceptance for payment and withdrawal of any tender of Notes and its determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders of Notes determined by it not to be in the proper form or the acceptance of or payment for which may be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in the tender of any particular Notes, whether or not similar conditions, defects or irregularities are waived in the case of other Notes, and the Company's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding on all parties. No tender of Notes will be deemed to be validly made until all defects and irregularities have been cured or waived. Unless waived, all defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Depositary nor any other person is or will be obligated to give notice of defects or irregularities in tenders or any notices of withdrawal, nor shall any of them incur any liability for failure to give any such notice.

         10. SUBSTITUTE FORM W-9. Each tendering Holder (or other payee) is required to provide the Depositary with a correct taxpayer identification number ("TIN"), generally the Holder's social security or federal employer taxpayer identification number, and with certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that the Holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 31% federal income tax backup withholding on any payment. The box in Part 3 of Substitute Form W-9 may be checked if the tendering Holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of all such payments, if any, until a TIN is provided to the Depositary.

         11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance or additional copies of the Purchase Offer or this Letter of Transmittal may be directed to the Company at its telephone number set forth on the last page hereof. A Holder may also contact such Holder's broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

         12. WAIVER OF CONDITIONS. The Company expressly reserves the absolute right, in its sole discretion, to waive any of the conditions to the Offer in the case of any Notes tendered, in whole or in part, at any time and from time to time.

                            IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a Holder whose tendered Notes are accepted for payment is required to provide the Depositary with such Holder's current TIN on Substitute Form W-9 below, or, alternatively, to establish another basis for an exemption from backup withholding. If such Holder is an individual, the TIN is his or her Social Security number. If the Depositary is not provided with the correct TIN, the Holder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any payment made to such Holder or other payee with respect to Notes purchased pursuant to the Offer may be subject to a 31% backup withholding tax.

Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Holder must submit to the Depositary a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

If backup withholding applies, the Depositary is required to withhold 31% of any payment made to the Holder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

To prevent backup withholding on any payment made to a Holder or other payee with respect to the Notes purchased pursuant to the Offer, the Holder is required to notify the Depositary of the Holder's current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN), and that
(i) the Holder is exempt from backup withholding, (ii) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

The Holder is required to give the Depositary the TIN (e.g., Social Security number or Employer Identification Number) of the record owner of the Notes. If the Notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9" for additional guidance on which number to report.

PAYER'S NAME: SHOLODGE, INC.

SUBSTITUTE                     PART 1 - PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND
FORM W-9                       CERTIFY BY SIGNING AND DATING BELOW.                               Social Security
                                                                                                     Number(s)

                                                                                                        OR

                                                                                                     Employer
                                                                                                  Identification
                                                                                                     Number(s)


DEPARTMENT OF THE              PART 2 -                                                           PART 3 -
TREASURY, INTERNAL             CERTIFICATION - Under Penalties of Perjury, I                      Awaiting TIN [ ]
REVENUE SERVICE                certify that: The number shown on this form is
                               my correct taxpayer identification number (or I
                               am waiting for a number to be issued for me), and
                               I am not subject to backup withholding because
                               (a) I am exempt from backup withholding, or (b) I
                               have not been notified by the Internal Revenue
                               Service (IRS) that I am subject to backup
                               withholding as a result of a failure to report
                               all interest or dividends, or (c) the IRS has
                               notified me that I am no longer subject to
PAYER'S REQUEST                backup withholding
FOR TAXPAYER
IDENTIFICATION                 CERTIFICATION INSTRUCTIONS - You must cross out
NUMBER ("TIN")                 item (ii) above if you have been notified by the
AND CERTIFICATIONS             IRS that you are currently subject to backup
                               withholding because of underreporting interest or
                               dividends on your tax return.

                               Name
                                    ------------------------------------------

                               Address
                                      ----------------------------------------
                                                 (include zip code)

                               SIGNATURE                         DATE
                                        ------------------------      ---------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO AN OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

NOTE:    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
         PART 3 OF THE SUBSTITUTE FORM W-9.

            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number within sixty days, such retained amounts shall be remitted to the IRS as backup withholding.

         SIGNATURE                                         DATE
                   -------------------------------------        --------------

In order to tender, a Holder should send or deliver a properly completed and signed Letter of Transmittal, certificates for Notes and any other required documents to the Depositary at one or its addresses set forth below or tender pursuant to DTC's Automated Tender Offer Program prior to the Expiration Date.


                        The Depositary for the Offer is:

                                  SUNTRUST BANK

By Registered or Certified Mail:         By Facsimile Transmission:            By Hand or Overnight Delivery:

SunTrust Bank                            (615) 748-5331                        SunTrust Bank
424 Church Street                                                              424 Church Street
Nashville, Tennessee 37219                                                     Nashville, Tennessee 37219
Attn: Corporate Trust                                                          Attn: Corporate Trust

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         Any questions or requests for assistance or for additional copies of the Purchase Offer Statement, this Letter of Transmittal or related documents may be directed to the Company at its telephone number set forth below. A Holder may also contact such Holder's broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                                 SHOLODGE, INC.
                             130 MAPLE DRIVE, NORTH
                         HENDERSONVILLE, TENNESSEE 37075
                            ATTN: RICHARD L. JOHNSON
                            EXECUTIVE VICE PRESIDENT
                                 (615) 234-8000